                                                                      Exhibit 32

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Riviera Tool Company (the "Company") on Form 10-Q for the third quarter ended May 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Kenneth K. Rieth, Chief Executive Officer of the Company, and Peter C. Canepa, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Report.

Dated: July 14, 2006


By: /s/ Kenneth K. Rieth
    ---------------------------------
    Kenneth K. Rieth
    Chief Executive Officer

Dated: July 14, 2006


By: /s/ Peter Canepa
    ---------------------------------
    Peter Canepa
    Chief Financial Officer


                                       20